     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  SENTINEL GROUP FUNDS, INC.


In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the issuer.

Date: August 1, 2003


                                      /s/ John M. Grab, Jr.
                                      ------------------------------
                                      John M. Grab, Jr.
                                      Vice President and Chief Financial Officer

     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  SENTINEL GROUP FUNDS, INC.


In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the issuer.

Date: August 1, 2003


                                      /s/ Thomas H. MacLeay
                                      ------------------------------
                                      Thomas H. MacLeay
                                      Chairman and Chief Executive Officer